SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 15, 2005

MARKLAND TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-28863	84-1331134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

        #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877

(Address of principal executive offices) (Zip Code)

(203) 894-9700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the volatility of the price of Markland’s common stock, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

Item 1.01

Entry Into a Material Definitive Agreement.

On April 15, 2005 the Company’s board of directors approved the Company’s 2005 Stock Award Plan (the “Plan”) as well as a form Stock Award Agreement (the “Agreement”).

Under the Plan, the Company may award up to an aggregate of twenty-five million shares of the Company's common stock, to employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations.  The number of available shares may be adjusted in the event that the outstanding shares of the Company's common stock are changed by reason of a reorganization, merger, consolidation, recapitalization, stock split, combination or exchange of shares and the like or dividends payable in shares.

The Company has broad discretion in making grants under the Plan and may make grants subject to such terms and conditions as determined by the Board of Directors of the Company or the committee appointed by the Board of Directors to administer the Plan. Stock awards under the Plan will be subject to the terms and conditions, including any applicable purchase price and any provisions pursuant to which the stock may be forfeited, set forth in the document making the award.

The Agreement supplies certain additional terms and conditions governing a grantee’s acceptance of an award under the Plan.  Specifically, pursuant to the Agreement, in order to receive an award under the Plan, the grantee must covenant to make arrangements satisfactory to the Company for the payment of all federal, state or local tax withholding prior to receiving an award under the Plan.

A copy of the 2005 Stock Award Plan is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  A copy of the form of Stock Award Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description	Filed with this 8-k	Incorporated by reference
			Form	Filing Date	Exhibit No.
2.1	2005 Stock Award Plan	x
2.2	Form of Stock Award Agreement under 2005 Stock Award Plan	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKLAND TECHNOLOGIES, INC.

By:     /s/ Robert Tarini   _

Robert Tarini

Chief Executive Officer

Date:

April 22, 2005

Exhibit Index

Exhibit No.	Description	Filed with this 8-k	Incorporated by reference
			Form	Filing Date	Exhibit No.
2.1	2005 Stock Award Plan	x
2.2	Form of Stock Award Agreement under 2005 Stock Award Plan	x